Exhibit 1

         JOINT FILING AGREEMENT

         The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of Thinking Tools, Inc., and hereby affirm that this Amendment No. 3 to Schedule 13D is being filed on behalf of each of the undersigned.
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Dated: February 26, 2004            THINKING TECHNOLOGIES, L.P

                                                     By: Knoll Capital Management, L.P.

                                                          By:    /s/ Fred Knoll
                                                              --------------------------
                                                             Name: Fred Knoll
                                                             Title:   President

Dated: February 26, 2004            EUROPA INTERNATIONAL INC.

                                                     By: Knoll Capital Management, L.P.

                                                          By:    /s/ Fred Knoll
                                                              --------------------------
                                                             Name: Fred Knoll
                                                             Title:   President

Dated: February 26, 2004            KNOLL CAPITAL MANAGEMENT, L.P.

                                                     By:    /s/ Fred Knoll
                                                         -------------------------------
                                                     Name:  Fred Knoll
                                                     Title: President


Dated: February 26, 2004                    GVI ACQUISITION, LLC

                                                     By:    /s/ Fred Knoll
                                                         -------------------------------
                                                     Name:  Fred Knoll
                                                     Title: Manager

Dated: March 4, 2004                        WOODMAN MANAGEMENT CORPORATION

                                                     By:    /s/ David Weiner
                                                         -------------------------------
                                                     Name:  David Weiner
                                                     Title: President

Dated: February 26, 2004                                 /s/ Fred Knoll
                                                     -----------------------------------
                                                     Fred Knoll

Dated: March 4, 2004                                     /s/ David Weiner
                                                     ----------------------------------
                                                     David Weiner

Dated: March 4, 2004                                     /s/ Thomas Wade
                                                     ----------------------------------
                                                     Thomas Wade



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